UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 4, 2026

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas And Virginia	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock No Par Value	ATO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2026, Atmos Energy Corporation (the “Company”) held its 2026 annual meeting of shareholders (the “2026 Annual Meeting”), at which the Company’s shareholders, upon the recommendation of the Board of Directors (the “Board”) approved five proposals to amend the Company’s existing Restated Articles of Incorporation (the “Existing Articles”) to be contained in an Amended and Restated Certificate of Formation, in the case of Texas, or Restated Articles of Incorporation, in the case of Virginia (each such document being referred to as an “Amended and Restated Charter”), to (i) increase the number of authorized shares to 400 million, (ii) provide for plurality voting in the event of a contested director election, (iii) limit the liability of certain officers as permitted by Texas and Virginia law, (iv) clarify the indemnification provisions, and (v) make certain other clarifying, technical, and conforming changes (collectively, the “Charter Amendments”).

The Board approved the amendment of the Existing Articles and their filing with the Secretary of State of the State of Texas and the Commonwealth of Virginia State Corporation Commission, subject to receipt of shareholder approval at the 2026 Annual Meeting. On February 6, 2026, the Company filed each of the Amended and Restated Charters with the Secretary of State of the State of Texas and the Commonwealth of Virginia State Corporation Commission following receipt of shareholder approval. The Texas Amended and Restated Charter became effective upon filing on February 6, 2026, and the Virginia Amended and Restated Charter became effective upon receipt of the Certificate of Restatement from the Commonwealth of Virginia State Corporation Commission on February 9, 2026.

The Board also approved, conditioned and effective upon shareholder approval of the Charter Amendments, conforming amendments to the Amended and Restated Bylaws of the Company to provide for plurality voting in the event of a contested director election. Other amendments made to the Amended and Restated Bylaws include: (i) adding language to specifically permit Board and shareholder meetings be held by remote communications, (ii) adding language to clarify special meeting requirements, (iii) revising language regarding notice for meeting regarding a fundamental business transaction, (iv) adding discretionary adjournment provisions for meetings, (v) revising voting list language to comply with Texas and Virginia law, (vi) revising language around Board committee authority, (vii) adding language permitting the Company to maintain an insurance policy for covered persons whether or not the Company would be permitted to indemnify such persons, (viii) adding language designating U.S. federal district courts as the exclusive forum for actions arising under the Securities and Exchange Act, and (ix) making certain other clarifying, technical, and conforming changes. The amendments to the Amended and Restated Bylaws are effective as of February 4, 2026.

The foregoing descriptions are summaries only and are qualified in their entirety by reference to the complete text of the Amended and Restated Charters and the Amended and Restated Bylaws, which are filed as Exhibits 3.1, 3.2, and 3.3, respectively, to this Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, of the total shares of common stock outstanding and entitled to vote, a total of 150,340,187 shares were represented, constituting a 92.94% quorum. The final results for each of the matters submitted to a vote of our shareholders at the annual meeting are as follows:

Proposal No. 1: All of the Board’s nominees for director were elected by our shareholders to serve until the Company’s 2027 annual meeting of shareholders or until their respective successors are elected and qualified, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Kevin Akers	140,662,117	610,343	102,918	8,964,809
John C. Ale	140,213,281	1,057,606	104,491	8,964,809
Kim R. Cocklin	134,978,566	6,290,168	106,644	8,964,809
Kelly H. Compton	137,024,059	4,242,959	108,360	8,964,809
Mitzi H. Coogler	141,060,335	208,857	106,186	8,964,809
Sean Donohue	140,042,444	1,225,505	107,429	8,964,809
Rafael G. Garza	123,339,900	17,924,480	110,998	8,964,809
Edward J. Geiser	140,668,343	603,592	103,443	8,964,809
Nancy K. Quinn	133,051,421	8,219,168	104,789	8,964,809
Telisa Toliver	140,683,417	585,407	106,554	8,964,809
William J. Ware	141,076,834	191,878	106,666	8,964,809
Frank Yoho	137,435,439	3,832,306	107,633	8,964,809

Proposal No. 2: The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2026 was ratified by our shareholders, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
141,015,148	9,212,458	112,581	—

Proposal No. 3: Our shareholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers for fiscal 2025, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
133,327,617	7,121,268	926,493	8,964,809

Proposal No. 4: Our shareholders approved an amendment to the Existing Articles to increase the number of authorized shares of common stock, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
146,671,411	3,413,581	255,195	—

Proposal No. 5: Our shareholders approved an amendment to the Existing Articles to provide for plurality voting in the event of a contested director election, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
140,734,635	442,285	198,458	8,964,809

Proposal No. 6: Our shareholders approved an amendment to the Existing Articles to limit the liability of certain officers as permitted by Texas and Virginia law, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
128,406,136	12,047,527	921,715	8,964,809

Proposal No. 7: Our shareholders approved an amendment to the Existing Articles to clarify the indemnification provisions, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
138,670,526	1,772,427	932,425	8,964,809

Proposal No. 8: Our shareholders approved an amendment to the Existing Articles to remove obsolete provisions and make certain other clarifying, technical, and conforming changes, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
140,317,683	170,899	886,796	8,964,809

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Formation of Atmos Energy Corporation filed with the State of Texas (As Amended and Restated February 6, 2026)

3.2	Restated Articles of Incorporation of Atmos Energy Corporation filed with the Commonwealth of Virginia (As Restated Effective February 9, 2026)

3.3	Amended and Restated Bylaws of Atmos Energy Corporation (As of February 4, 2026)

101.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase

101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: February 10, 2026	By:	/s/ Jessica W. Bateman
Jessica W. Bateman
Senior Vice President, General Counsel and Corporate Secretary